                                                                    EXHIBIT 32.1

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Suzette M. Major, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual
Report on Form 10-K/A of Palmdale Executive Homes Corp. for the period ended
December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d)
of the Securities Exchange Act of 1934 and that information contained in such
Annual Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Palmdale Executive Homes Corp.

March 22, 2010

                                            By: /s/ SUZETTE M. MAJOR
                                                ___________________________
                                                    Suzette M. Major
                                                    President and Director

     I, Tricia A. Nickson, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual
Report on Form 10-K/A of Palmdale Executive Homes Corp. for the period ended
December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d)
of the Securities Exchange Act of 1934 and that information contained in such
Annual Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Palmdale Executive Homes Corp.

March 22, 2010

                                            By: /s/ TRICIA A. NICKSON
                                                ___________________________
                                                    Tricia A. Nickson
                                                    Treasurer and
                                                    Chief Financial Officer

A signed  original of this  written  statement  required by Section 906 has been provided to Sierra Resource Group,  Inc. and will be retained by Sierra Resource
Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.